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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Central Parking Corporation:


We consent to the use of our reports included in the registration statement (No. 333-66081) on Amendment No. 5 to Form S-4 and prospectus and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG LLP


Nashville, Tennessee
January 12, 1999